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GC               [GRAPHIC]

       GLADSTONE COMMERCIAL CORPORATION                  --------------------
                                                           CUSIP 376536 10 8
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND     --------------------

                                                            SEE REVERSE SIDE
                                                        FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT






is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE
                COMMON STOCK OF GLADSTONE COMMERCIAL CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  IN WITNESS WHEREOF; the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated


/s/ Harry Brill           [SEAL]           /s/ David Gladstone
Treasurer                                  Chairman and Chief Executive Officer


COUNTERSIGNED AND REGISTERED:
               THE BANK OF NEW YORK
                   (NEW YORK)           TRANSFER AGENT
BY                                      AND REGISTRAR.


                                        AUTHORIZED SIGNATURE

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      The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Registrar and Transfer Agent.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-______Custodian_______
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act______________________
          tenants in common                                  (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
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|____________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

                                   X____________________________________________
                                                 (owner sign here)

                                   NOTICE:  THE SIGNATURE TO ASSIGNMENT MUST
                                            CORRESPOND WITH AS THIS THE NAME
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

 ____________________________________

THE SIGNATURE(S) SHOULD BE AN
GUARANTOR INSTITUTION GUARANTEED BY
ELIGIBLE (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.

Signature guaranteed by:________________________________________________________


                        ________________________________________________________
                                                  Firm

                        ________________________________________________________
                                  City                            State